UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4253

MFS SERIES TRUST XV

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31*

Date of reporting period: October 31, 2008

*	This Form N-CSR pertains to the following series of the Registrant: MFS Diversified Target Return Fund.

ITEM 1.	REPORTS TO STOCKHOLDERS.

MFS® Diversified Target Return Fund

SIPC Contact Information:

You may obtain information about the Securities Investor Protection Corporation (“SIPC”), including the SIPC Brochure, by contacting SIPC either by telephone (202-371-8300) or by accessing SIPC’s website address (www.sipc.org).

Note to Shareholders: At the close of business on April 18, 2008, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE •

NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT •

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR

NCUA/NCUSIF

10/31/08

DTR-ANN

LETTER FROM THE CEO

Dear Shareholders:

The global economy is not a very welcoming place these days. Headlines tell the story of slowing growth, accelerating inflation, and credit collapse. We have watched the rampant selling that has typified equity and credit markets since the strains in the financial system first became apparent last year.

The volatility in commodity and currency markets has further complicated investment choices. There are so many parts moving in so many directions; it has become very easy to get overwhelmed.

At MFS® we remind investors to keep their eye on the long term and not become panicked by the uncertainty of the day to day.

Remember that what goes down could very easily come back up. And that is where we as money managers like to turn our focus.

Investment opportunities may arise in declining markets. When markets experience substantial selloffs, assets often become undervalued. At MFS, we have a team of global sector analysts located in Boston, London, Mexico City, Singapore, Sydney, and Tokyo working together to do the kind of bottom-up research that will root out these investment opportunities.

In times like these, we encourage our investors to check in with their advisors to ensure they have an investment plan in place that will pay heed to the present, but that is firmly tailored to the future.

Respectfully,

Robert J. Manning

Chief Executive Officer and Chief Investment Officer

MFS Investment Management®

December 15, 2008

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure based on market value

Top ten holdings
Exxon Mobil Corp.	1.3%
Nestle S.A.	0.9%
Merck & Co., Inc.	0.9%
JPMorgan Chase & Co.	0.9%
Phillip Morris International, Inc.	0.8%
Bank of America Corp.	0.8%
Lockheed Martin Corp.	0.8%
Roche Holdings AG	0.7%
Oracle Corp.	0.7%
Apple, Inc.	0.7%

Portfolio structure reflecting equivalent exposure of derivative positions (i)

(i)	For purposes of this presentation, sector components reflect the impact of the equivalent exposure of derivative positions and may, from time to time, be negative. The bond component will include accrued income amounts if applicable.

From time to time “Cash & Other Assets” may be negative due to timing of cash receipts and/or equivalent exposure from any derivative holdings. Percentages are based on net assets as of 10/31/08.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

The MFS Diversified Target Return Fund consists of a diversified mix of underlying asset class specific sleeves that, in the opinion of MFS, provide the most favorable opportunities for relative return. Along with these sleeves, there is a sub-advised derivatives overlay designed to separate security selection from market and currency exposure decisions.

For the period from the commencement of the fund’s investment operations on December 20, 2007 through October 31, 2008, Class A shares of the MFS Diversified Target Return Fund provided a total return of –12.85%, at net asset value. This compares with a return of 5.02% for the fund’s benchmark, the Barclays Capital 1-3 Year U.S. Treasury Bond Index (formerly Lehman Brothers 1-3 Year U.S. Treasury Bond Index).

Market Environment

The U.S. economy and financial markets experienced significant deterioration and extraordinary volatility over the reporting period. U.S. economic growth slowed significantly, despite the short-term bounce from the second quarter fiscal stimulus. Strong domestic headwinds included accelerated deterioration in the housing market, anemic corporate investment, a markedly weaker job market, and a much tighter credit environment. During the second half of the period, a seemingly continuous series of tumultuous financial events hammered markets, including: the distressed sale of failing Bear Stearns to JPMorgan, the conservatorship of Government Sponsored Enterprises (GSEs) Fannie Mae and Freddie Mac, the bankruptcy of investment bank Lehman Brothers, the Federal Reserve Bank’s complex intervention of insurance company American International Group (AIG), the nationalization of several large European banks, the failure of Washington Mutual, and the distressed sale of Wachovia. As a result of this barrage of turbulent news, global equity markets pushed significantly lower and credit markets witnessed the worst dislocation since the beginning of the credit crisis.

While reasonably resilient during the first half of the period, the global economy and financial system increasingly experienced considerable negative spillovers from the U.S. slowdown. Not only did Europe and Japan show obvious signs of economic softening, the more powerful engine of global growth – emerging markets – also began to display weakening dynamics.

During the reporting period, the U.S. Federal Reserve Board cut interest rates aggressively and introduced a multitude of new lending facilities to alleviate ever-tightening credit markets, while the U.S. federal government moved quickly to design and implement a modest fiscal stimulus package. Although several other global central banks also cut rates, the dilemma of rising energy

Management Review – continued

and food prices heightened concerns among central bankers that inflationary expectations might become unhinged despite weaker growth. Only late in the reporting period did slowing global growth result in a precipitous decline in commodity prices, which began to ease inflation and inflationary expectations. As inflationary concerns diminished in the face of global deleveraging, and equity and credit markets deteriorated more sharply, a coordinated rate cut marked the beginning of much more aggressive easing by the major global central banks.

Factors Affecting Performance

The fund’s exposure to equities was the principal detractor from performance as most equity categories underperformed significantly relative to the benchmark. The actively managed equity portion of the fund is managed in a number of sleeves dedicated to specific equity market segments. Overall, versus their respective market segments, security selection was a positive contributor to performance. However, security selection in the small- and mid-capitalization equity market segments did detract from results. Security selection in the large capitalization equity market segments was positive.

Positioning within the overlay portion of the fund reduced the fund’s exposure to equity markets helping to mitigate the impact to relative performance. Nevertheless, our overall exposure to equity remained positive throughout the reporting period and therefore a significant negative factor in this adverse equity environment.

Although the fund gradually increased its exposure to the global fixed income markets during the reporting period, the fund’s overall short exposure to fixed income markets detracted from performance. In particular, our long exposure to the credit markets and short exposure to government bonds hurt results as the corporate sector underperformed the government sector over the reporting period.

During the period, the fund’s currency allocation component of the overlay was a relative contributor to performance.

Overlay management consistently enhanced the fund’s cash position where hedging out market exposures created effective exposure to cash. This exposure to cash is typically beneficial in a down market environment.

Respectfully,

Tom Clarke	Curt Custard	Joseph Flaherty	Natalie Shapiro
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/08

The following chart illustrates a representative class of the fund's historical performance in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary).

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 10/31/08

Average annual without sales charge

Share class	Class inception date	Life (t)
A	12/20/07	(12.85)%
B	12/20/07	(13.28)%
C	12/20/07	(13.37)%
I	12/20/07	(12.59)%
W	12/20/07	(12.67)%
R1	12/20/07	(13.37)%
R2 (formerly Class R3)	12/20/07	(12.93)%
R3 (formerly Class R4)	12/20/07	(12.76)%
R4 (formerly Class R5)	12/20/07	(12.50)%

Comparative benchmark

Barclays Capital 1-3 Year U.S. Treasury Bond Index (f)	5.02%

Average annual with sales charge

A With Initial Sales Charge (5.75%)	(17.86)%
B With CDSC (Declining over six years from 4% to 0%) (x)	(16.75)%
C With CDSC (1% for 12 months) (x)	(14.23)%

Class I, W, R1, R2, R3, & R4 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the commencement of the fund’s investment operations, December 20, 2007, through the stated period end.
(x)	Assuming redemption at the end of the applicable period.

Periods less than one year are actual, not annualized.

Benchmark Definition

Barclays Capital 1-3 Year U.S. Treasury Bond Index (formerly known as Lehman Brothers 1-3 Year U.S. Treasury Bond Index) measures the performance of public obligations of the U.S. Treasury with a remaining maturity from 1 up to (but not including) 3 years.

It is not possible to invest directly in an index.

Performance Summary – continued

Notes to Performance Summary

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

May 1, 2008 through October 31, 2008

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008 through October 31, 2008.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/08	Ending Account Value 10/31/08	Expenses Paid During Period (p) 5/01/08-10/31/08
A	Actual	1.41%	$1,000.00	$848.90	$6.55
	Hypothetical (h)	1.41%	$1,000.00	$1,018.05	$7.15
B	Actual	2.06%	$1,000.00	$846.22	$9.56
	Hypothetical (h)	2.06%	$1,000.00	$1,014.78	$10.43
C	Actual	2.06%	$1,000.00	$846.09	$9.56
	Hypothetical (h)	2.06%	$1,000.00	$1,014.78	$10.43
I	Actual	1.07%	$1,000.00	$850.65	$4.98
	Hypothetical (h)	1.07%	$1,000.00	$1,019.76	$5.43
W	Actual	1.16%	$1,000.00	$849.84	$5.39
	Hypothetical (h)	1.16%	$1,000.00	$1,019.30	$5.89
R1	Actual	2.08%	$1,000.00	$846.09	$9.65
	Hypothetical (h)	2.08%	$1,000.00	$1,014.68	$10.53
R2	Actual	1.57%	$1,000.00	$848.78	$7.30
	Hypothetical (h)	1.57%	$1,000.00	$1,017.24	$7.96
R3	Actual	1.32%	$1,000.00	$849.72	$6.14
	Hypothetical (h)	1.32%	$1,000.00	$1,018.50	$6.70
R4	Actual	1.06%	$1,000.00	$851.46	$4.93
	Hypothetical (h)	1.06%	$1,000.00	$1,019.81	$5.38

(h)	5% class return per year before expenses.
(p)	Expenses paid is equal to each class’ annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

10/31/08

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 78.9%
Issuer	Shares/Par	Value ($)

Aerospace - 1.6%
Boeing Co.	4,057	$212,059
Goodrich Corp.	1,800	65,808
L-3 Communications Holdings, Inc.	990	80,358
Lockheed Martin Corp.	18,298	1,556,245
Northrop Grumman Corp.	19,369	908,212
Raytheon Co.	790	40,377
United Technologies Corp.	7,910	434,734

		$3,297,793
Airlines - 0.3%
Allegiant Travel Co. (a)	3,180	$126,659
Arriva PLC	10,777	104,720
Copa Holdings S.A., “A”	8,740	221,734
Grupo Aeroportuario del Pacifico S.A. de C.V., ADR	2,400	43,848
Southwest Airlines Co.	3,930	46,295
UAL Corp.	2,770	40,331

		$583,587
Alcoholic Beverages - 0.6%
Companhia de Bebidas das Americas, ADR	2,560	$108,800
Diageo PLC	12,210	186,873
Foster’s Group Ltd.	31,951	121,803
Heineken N.V.	10,620	358,366
Molson Coors Brewing Co.	7,800	291,408
Pernod Ricard S.A.	2,530	164,828

		$1,232,078
Apparel Manufacturers - 0.9%
Adidas AG	1,380	$48,284
Coach, Inc. (a)	4,217	86,870
Compagnie Financiere Richemont S.A.	2,937	62,448
Li & Fung Ltd.	78,000	156,838
LVMH Moet Hennessy Louis Vuitton S.A.	8,310	554,443
NIKE, Inc., “B”	11,930	687,526
Phillips-Van Heusen Corp.	5,690	139,462
Quiksilver, Inc. (a)	4,370	11,318
Sanyo Shokai Ltd.	13,000	61,081

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Apparel Manufacturers - continued
Swatch Group Ltd.	365	$57,089

		$1,865,359
Automotive - 0.3%
Autoliv, Inc.	1,182	$25,248
Bayerische Motoren Werke AG	1,900	49,182
BorgWarner Transmission Systems, Inc.	1,740	39,098
Bridgestone Corp.	6,900	119,584
Compagnie Generale des Etablissements Michelin	1,630	83,964
Goodyear Tire & Rubber Co. (a)	4,680	41,746
Johnson Controls, Inc.	15,800	280,134

		$638,956
Biotechnology - 1.6%
Actelion Ltd. (a)	5,897	$311,787
Affymetrix, Inc. (a)	27,470	101,364
Amgen, Inc. (a)	11,240	673,164
Celgene Corp. (a)	1,640	105,386
Cubist Pharmaceuticals, Inc. (a)	6,790	172,398
Genentech, Inc. (a)	1,910	158,415
Genzyme Corp. (a)	12,460	908,085
Gilead Sciences, Inc. (a)	6,680	306,278
Invitrogen Corp. (a)	8,748	251,855
Lonza Group AG	1,423	118,449
Nanosphere, Inc. (a)	3,060	15,239
Repligen Corp. (a)	5,520	22,135
SEQUENOM, Inc. (a)	1,040	18,720

		$3,163,275
Broadcasting - 1.4%
Fuji Television Network, Inc.	125	$149,860
Grupo Televisa S.A., ADR	36,431	643,371
Nippon Television Network Corp.	710	68,073
Omnicom Group, Inc.	11,925	352,265
Societe Television Francaise 1	5,952	76,336
Time Warner, Inc.	16,520	166,687
Vivendi S.A.	5,550	145,165
Walt Disney Co.	18,980	491,582
WPP Group PLC (a)	119,470	721,009

		$2,814,348

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Brokerage & Asset Managers - 1.6%
Affiliated Managers Group, Inc. (a)	4,510	$209,174
AGF Management Ltd., “B”	8,528	93,891
BM&F BOVESPA S.A.	200	534
Charles Schwab Corp.	8,760	167,491
CME Group, Inc.	155	43,733
Daiwa Securities Group, Inc.	83,000	461,011
Daiwa Securities Group, Inc., ADR	1,301	68,953
Deutsche Boerse AG	3,800	303,428
Franklin Resources, Inc.	1,890	128,520
GFI Group, Inc.	6,820	21,892
Goldman Sachs Group, Inc.	7,365	681,262
IG Group Holdings PLC	51,573	239,753
Intercontinental Exchange, Inc. (a)	545	46,630
Invesco Ltd.	15,500	231,105
Julius Baer Holding Ltd.	6,171	242,917
KBW, Inc. (a)	980	28,694
KKR Private Equity Investors LP, IEU (a)	4,643	23,091
MarketAxess Holdings, Inc. (a)	3,330	19,048
Merrill Lynch & Co., Inc.	6,070	112,841
Octaviar Ltd. (a)	3,340	0
TD AMERITRADE Holding Corp. (a)	7,620	101,270
Thomas Weisel Partners Group (a)	2,740	15,399
Van Lanschot N.V.	760	43,707

		$3,284,344
Business Services - 2.0%
Accenture Ltd., “A”	14,260	$471,293
Amdocs Ltd. (a)	12,620	284,707
ATA, Inc., ADR (a)	3,180	26,585
Automatic Data Processing, Inc.	2,770	96,811
Bunzl PLC	19,390	194,409
Capita Group PLC	4,786	49,282
Concur Technologies, Inc. (a)	4,120	103,948
Constant Contact, Inc. (a)	2,930	35,189
Corporate Executive Board Co.	3,730	111,266
CoStar Group, Inc. (a)	1,030	37,101
Fidelity National Information Services, Inc.	2,475	37,348
Infosys Technologies Ltd., ADR	5,920	173,574
Intertek Group PLC	23,161	274,045
Kloeckner & Co. AG	7,269	105,896
Lender Processing Services, Inc.	1,217	28,076
MasterCard, Inc., “A”	1,920	283,814

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Business Services - continued
Mitsubishi Corp.	6,900	$114,526
Mitsui & Co. Ltd.	3,000	28,838
Satyam Computer Services Ltd., ADR	33,894	533,153
Ultimate Software Group, Inc. (a)	4,000	53,320
USS Co. Ltd.	2,170	133,089
Visa, Inc., “A”	6,710	371,399
Western Union Co.	34,217	522,151

		$4,069,820
Cable TV - 0.5%
Comcast Corp., “A”	14,650	$230,884
Comcast Corp., “Special A”	7,760	119,659
DIRECTV Group, Inc. (a)	9,084	198,849
Dish Network Corp., “A” (a)	3,280	51,627
Liberty Global, Inc., “A” (a)	2,110	34,794
Premiere AG (a)	3,560	8,397
Time Warner Cable, Inc., “A” (a)	14,440	282,735

		$926,945
Chemicals - 1.0%
3M Co.	9,910	$637,213
Hoganas AB	5,862	82,430
Monsanto Co.	1,810	161,054
Mosaic Co.	908	35,784
Nalco Holding Co.	4,770	67,352
Orica Ltd.	8,038	104,031
PPG Industries, Inc.	17,644	874,790
Terra Nitrogen Co. LP	1,760	144,109

		$2,106,763
Computer Software - 2.3%
Akamai Technologies, Inc. (a)	8,090	$116,334
ANSYS, Inc. (a)	1,250	35,788
Citrix Systems, Inc. (a)	4,210	108,492
CommVault Systems, Inc. (a)	4,940	52,858
Guidance Software, Inc. (a)	5,320	15,162
Microsoft Corp.	30,540	681,958
MicroStrategy, Inc., “A” (a)	6,502	255,984
MSC Software Corp. (a)	5,884	50,602
Oracle Corp. (a)	77,160	1,411,256
Parametric Technology Corp. (a)	2,540	32,995
Salesforce.com, Inc. (a)	7,130	220,745
SAP AG	6,460	229,680

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Computer Software - continued
SPSS, Inc. (a)	3,330	$77,789
Symantec Corp. (a)	27,329	343,799
Synopsys, Inc. (a)	7,240	132,347
VeriSign, Inc. (a)	39,126	829,471

		$4,595,260
Computer Software - Systems - 2.0%
Acer, Inc.	79,000	$104,573
Apple, Inc. (a)	12,933	1,391,461
Computer Sciences Corp. (a)	560	16,890
Deltek, Inc. (a)	4,310	22,455
EMC Corp. (a)	6,120	72,094
Fujitsu Ltd.	48,000	191,017
Hewlett-Packard Co.	25,320	969,250
International Business Machines Corp.	12,158	1,130,329
PROS Holdings, Inc. (a)	7,440	39,953
Solera Holdings, Inc. (a)	1,580	39,326
Wincor Nixdorf AG	3,745	163,159

		$4,140,507
Conglomerates - 0.4%
Keppel Corp. NPV	26,000	$80,090
Siemens AG	9,720	581,540
Wesfarmers Ltd.	3,703	52,834

		$714,464
Construction - 1.3%
Corporacion Moctezuma S.A. de C.V.	8,700	$13,522
CRH PLC	11,020	245,743
Duratex S.A., IPS	4,300	37,592
Fletcher Building Ltd.	13,000	43,571
Geberit AG	3,389	352,436
Lennox International, Inc.	4,060	121,069
Masco Corp.	2,000	20,300
Nexity International	2,090	18,034
NVR, Inc. (a)	984	482,367
Pulte Homes, Inc.	30,890	344,115
Sare Holding S.A. de C.V., “B” (a)	15,900	4,374
Sekisui Chemical Co. Ltd.	21,000	121,949
Sherwin-Williams Co.	5,870	334,062
Stanley Works	10,080	330,019
Toll Brothers, Inc. (a)	3,350	77,452
Urbi Desarrollos Urbanos S.A.B. de C.V. (a)	33,220	49,827

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Construction - continued
Wienerberger AG	6,011	$100,637

		$2,697,069
Consumer Goods & Services - 2.8%
AmorePacific Corp.	102	$44,883
Apollo Group, Inc., “A” (a)	8,273	575,056
Avon Products, Inc.	1,750	43,452
Beiersdorf AG	1,680	88,816
Capella Education Co. (a)	5,730	271,602
Central Garden & Pet Co., “A” (a)	4,420	14,056
Christian Dior S.A.	3,634	220,361
Colgate-Palmolive Co.	6,460	405,430
DeVry, Inc.	4,010	227,327
Fortune Brands, Inc.	3,350	127,769
Hengan International Group Co. Ltd.	60,000	169,216
Henkel KGaA, IPS	5,400	156,290
ITT Educational Services, Inc. (a)	2,920	255,938
Kao Corp.	8,000	231,262
Kimberly-Clark Corp.	3,439	210,776
Kimberly-Clark de Mexico S.A. de C.V., “A”	28,920	95,070
Kose Corp.	4,900	127,901
New Oriental Education & Technology Group, Inc., ADR (a)	5,440	347,888
Priceline.com, Inc. (a)	3,340	175,784
Procter & Gamble Co.	17,982	1,160,558
Reckitt Benckiser Group PLC	7,370	309,570
Shiseido Co. Ltd.	5,000	101,283
Sotheby’s	4,800	44,688
Strayer Education, Inc.	450	101,822
Uni-Charm Corp.	2,600	185,535

		$5,692,333
Containers - 0.4%
Brambles Ltd.	113,150	$599,222
Crown Holdings, Inc. (a)	5,920	119,466
Packaging Corp. of America	2,660	44,768

		$763,456
Electrical Equipment - 1.8%
AMETEK, Inc.	2,700	$89,775
Anixter International, Inc. (a)	5,560	186,872
Danaher Corp.	14,200	841,208
General Electric Co.	26,770	522,283
Itron, Inc. (a)	860	41,693

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Electrical Equipment - continued
Keyence Corp.	300	$57,934
Legrand S.A.	14,206	236,749
LS Industrial Systems Co. Ltd.	2,920	81,080
OMRON Corp.	8,000	113,473
Prysmian S.p.A.	6,188	75,217
Rockwell Automation, Inc.	2,630	72,772
Schneider Electric S.A.	5,390	324,230
Spectris PLC	13,510	108,869
Tyco International Ltd. (a)	1,567	39,614
W.W. Grainger, Inc.	4,810	377,922
WESCO International, Inc. (a)	19,957	396,745

		$3,566,436
Electronics - 3.0%
Applied Materials, Inc.	6,190	$79,913
ARM Holdings PLC	90,790	141,364
ARM Holdings PLC, ADR	14,970	70,658
ASM Pacific Technology Ltd.	28,656	95,245
Atheros Communications, Inc. (a)	2,100	37,737
Canon, Inc.	2,300	79,147
Flextronics International Ltd. (a)	124,142	518,914
GT Solar International, Inc. (a)	5,620	25,908
Hirose Electric Co. Ltd.	500	43,710
Hittite Microwave Corp. (a)	13,730	449,932
Hoya Corp.	600	11,122
Intel Corp.	74,610	1,193,760
Intersil Corp., “A”	26,610	364,291
Konica Minolta Holdings, Inc.	55,000	358,033
Linear Technology Corp.	2,460	55,793
Marvell Technology Group Ltd. (a)	10,060	70,018
Mellanox Technologies Ltd. (a)	11,900	92,344
MEMC Electronic Materials, Inc. (a)	7,370	135,461
Monolithic Power Systems, Inc. (a)	5,590	94,974
National Semiconductor Corp.	32,760	431,449
Nintendo Co. Ltd.	80	25,232
Nippon Electric Glass Co. Ltd.	22,000	135,222
RF Micro Devices, Inc. (a)	33,230	66,128
Ricoh Co. Ltd.	23,000	244,650
Royal Philips Electronics N.V.	9,730	179,639
Samsung Electronics Co. Ltd.	1,000	417,882
SanDisk Corp. (a)	14,220	126,416
Silicon Laboratories, Inc. (a)	5,640	146,414

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Electronics - continued
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	37,075	$306,240
Tokyo Electron Ltd.	2,800	92,567
USHIO, Inc.	2,400	32,574
Venture Corp. Ltd.	14,000	50,909

		$6,173,646
Energy - Independent - 1.4%
Alpha Natural Resources, Inc. (a)	1,120	$40,062
Apache Corp.	6,250	514,562
Arena Resources, Inc. (a)	1,210	36,881
CNOOC Ltd.	68,000	55,693
CONSOL Energy, Inc.	710	22,287
Continental Resources, Inc. (a)	2,480	80,327
Devon Energy Corp.	6,260	506,184
EOG Resources, Inc.	4,090	330,963
EXCO Resources, Inc. (a)	12,120	111,383
Foundation Coal Holdings, Inc.	460	9,550
INPEX Holdings, Inc.	66	383,799
Occidental Petroleum Corp.	1,160	64,426
OMV AG	2,255	72,493
Plains Exploration & Production Co. (a)	1,570	44,274
St. Mary Land & Exploration Co.	2,090	52,020
Talisman Energy, Inc.	4,620	45,652
Talisman Energy, Inc.	11,577	116,696
Tullow Oil PLC	5,896	49,721
Ultra Petroleum Corp. (a)	2,210	102,876
XTO Energy, Inc.	8,150	292,993

		$2,932,842
Energy - Integrated - 4.7%
Chevron Corp.	15,340	$1,144,364
ConocoPhillips	7,900	410,958
Eni S.p.A.	11,970	285,227
Exxon Mobil Corp.	35,155	2,605,689
Hess Corp.	11,222	675,677
Marathon Oil Corp.	19,930	579,963
Murphy Oil Corp.	1,790	90,646
OAO Gazprom, ADR	9,730	196,351
Petroleo Brasileiro S.A., ADR	6,190	166,449
Royal Dutch Shell PLC, “A”	31,380	857,009
Royal Dutch Shell PLC, ADR	3,050	170,221
StatoilHydro ASA	23,250	465,018
TOTAL S.A.	25,140	1,380,809

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Energy - Integrated - continued
TOTAL S.A., ADR	7,710	$427,442

		$9,455,823
Engineering - Construction - 0.5%
Fluor Corp.	8,050	$321,436
Foster Wheeler Ltd. (a)	8,462	231,859
JGC Corp.	5,000	53,073
KHD Humboldt Wedag International Ltd. (a)	2,700	46,116
North American Energy Partners, Inc. (a)	22,050	89,523
Quanta Services, Inc. (a)	6,560	129,626
Team, Inc. (a)	3,370	93,585

		$965,218
Entertainment - 0.0%
TiVo, Inc. (a)	6,440	$44,243

Food & Beverages - 3.3%
Binggrae Co. Ltd.	700	$19,373
Coca-Cola Co.	16,650	733,599
Coca-Cola Enterprises, Inc.	1,030	10,352
Coca-Cola Hellenic Bottling Co.	3,126	43,857
General Mills, Inc.	4,970	336,668
Groupe Danone	9,104	504,056
H.J. Heinz Co.	1,800	78,876
Hain Celestial Group, Inc. (a)	3,320	77,157
J.M. Smucker Co.	4,820	214,779
Kellogg Co.	2,260	113,949
Kerry Group PLC	6,744	150,422
Nestle S.A.	46,548	1,814,416
Nong Shim Co. Ltd.	469	75,566
Pepsi Bottling Group, Inc.	36,585	845,845
PepsiCo, Inc.	23,750	1,353,988
Unilever	10,460	252,168

		$6,625,071
Food & Drug Stores - 1.0%
Aeon Co. Ltd.	8,600	$82,064
CVS Caremark Corp.	38,807	1,189,435
Dairy Farm International Holdings Ltd.	26,100	105,444
Kroger Co.	13,300	365,218
Lawson, Inc.	2,800	137,917
Tesco PLC	26,530	144,910

		$2,024,988

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Forest & Paper Products - 0.1%
M-real Oyj, “B”	17,610	$27,125
Universal Forest Products, Inc.	3,430	81,120
UPM-Kymmene Corp.	6,060	85,852

		$194,097
Furniture & Appliances - 0.0%
Tupperware Brands Corp.	1,665	$42,125

Gaming & Lodging - 0.4%
International Game Technology	17,240	$241,360
Las Vegas Sands Corp. (a)	1,250	17,737
Morgans Hotel Group Co. (a)	8,000	38,080
Pinnacle Entertainment, Inc. (a)	16,010	89,656
Royal Caribbean Cruises Ltd.	23,400	317,304
WMS Industries, Inc. (a)	1,440	36,000

		$740,137
General Merchandise - 1.4%
99 Cents Only Stores (a)	12,330	$150,426
Costco Wholesale Corp.	490	27,935
Daiei, Inc. (a)	8,000	38,747
Family Dollar Stores, Inc.	34,440	926,780
Kohl’s Corp. (a)	7,750	272,257
Macy’s, Inc.	10,672	131,159
Stage Stores, Inc.	4,890	37,702
Wal-Mart Stores, Inc.	23,739	1,324,874

		$2,909,880
Health Maintenance Organizations - 0.6%
Aetna, Inc.	5,474	$136,138
CIGNA Corp.	17,372	283,164
Ehealth, Inc. (a)	8,470	107,738
Humana, Inc. (a)	2,169	64,181
Odontoprev S.A.	800	10,302
UnitedHealth Group, Inc.	1,410	33,459
WellPoint, Inc. (a)	17,470	679,059

		$1,314,041
Insurance - 3.1%
ACE Ltd.	3,660	$209,938
Admiral Group PLC	10,444	154,579
Allianz SE	560	41,938
Allied World Assurance Co. Holdings Ltd.	6,290	201,720

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Insurance - continued
Allstate Corp.	14,185	$374,342
Amlin PLC	37,150	191,356
Aon Corp.	2,590	109,557
Aspen Insurance Holdings Ltd.	22,394	514,166
Aviva PLC	17,200	103,140
AXA	15,490	298,497
Benfield Group PLC	17,360	94,501
Catlin Group Ltd.	15,225	84,776
Chubb Corp.	6,550	339,421
CNP Assurances S.A.	1,311	105,631
Employers Holdings, Inc.	8,210	104,760
Endurance Specialty Holdings Ltd.	4,578	138,439
Euler Hermes	723	35,553
Genworth Financial, Inc., “A”	48,011	232,373
Hartford Financial Services Group, Inc.	1,810	18,679
Hiscox Ltd.	35,116	138,177
IPC Holdings Ltd.	990	27,334
Jardine Lloyd Thompson Group PLC	18,140	128,452
Marsh & McLennan Cos., Inc.	1,460	42,807
Max Capital Group Ltd.	16,610	264,929
MetLife, Inc.	29,760	988,627
Muenchener Ruckversicherungs-Gesellschaft AG	1,240	162,627
PartnerRe Ltd.	1,009	68,299
Protective Life Corp.	5,470	45,675
Prudential Financial, Inc.	15,120	453,600
RenaissanceRe Holdings Ltd.	630	28,917
Travelers Cos., Inc.	14,365	611,231
W.R. Berkley Corp.	1,340	35,202

		$6,349,243
Internet - 0.8%
Dealertrack Holdings, Inc. (a)	6,190	$66,419
Google, Inc., “A” (a)	3,154	1,133,421
Omniture, Inc. (a)	12,890	148,235
TechTarget, Inc. (a)	22,450	109,781
Universo Online S.A., IPS	13,900	42,345
Vocus, Inc. (a)	1,520	25,582

		$1,525,783
Leisure & Toys - 0.3%
Activision Blizzard, Inc. (a)	6,060	$75,508
Electronic Arts, Inc. (a)	4,410	100,460
Hasbro, Inc.	5,610	163,083

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Leisure & Toys - continued
Heiwa Corp.	3,400	$23,390
NAMCO BANDAI Holdings, Inc.	5,000	52,188
Sankyo Co. Ltd.	1,400	63,246
Scientific Games Corp. (a)	1,410	25,380
THQ, Inc. (a)	13,520	100,724
Ubisoft Entertainment S.A. (a)	1,016	53,694

		$657,673
Machinery & Tools - 1.4%
Actuant Corp., “A”	3,170	$56,838
AGCO Corp. (a)	800	25,216
Assa Abloy AB, “B”	48,311	540,751
Bucyrus International, Inc.	10,364	250,083
Cummins, Inc.	4,180	108,053
Eaton Corp.	13,222	589,701
GEA Group AG	16,553	240,460
Glory Ltd.	18,600	267,857
Harsco Corp.	2,801	66,300
Ingersoll-Rand Co. Ltd., “A” (a)	680	12,546
Kennametal, Inc.	6,310	133,898
Polypore International, Inc. (a)	12,680	108,160
Ritchie Bros. Auctioneers, Inc.	3,080	57,196
Roper Industries, Inc.	1,570	71,200
Timken Co.	21,631	343,500
Trinity Industries, Inc.	1,010	17,049

		$2,888,808
Major Banks - 5.1%
Bank of America Corp.	65,070	$1,572,742
Bank of Communication Co. Ltd.	161,000	93,407
Bank of New York Mellon Corp.	31,840	1,037,984
Barclays PLC	65,875	194,005
BNP Paribas	6,720	487,816
BOC Hong Kong Holdings Ltd.	92,000	103,057
Comerica, Inc.	3,150	86,908
Credit Agricole S.A.	12,240	178,458
Credit Suisse Group AG	3,170	120,988
DBS Group Holdings Ltd.	29,000	222,012
Erste Bank der oesterreichischen Sparkassen AG	9,153	247,749
HSBC Holdings PLC	11,907	143,723
Intesa Sanpaolo S.p.A	105,775	386,948
JPMorgan Chase & Co.	42,150	1,738,687
PNC Financial Services Group, Inc.	6,217	414,487

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Major Banks - continued
Raiffeisen International Bank Holding AG	1,480	$46,851
Royal Bank of Scotland Group PLC (a)	34,496	38,046
Standard Bank Group Ltd.	13,445	107,460
Standard Chartered PLC	18,837	312,740
State Street Corp.	17,475	757,541
Sumitomo Mitsui Financial Group, Inc.	88	357,270
SunTrust Banks, Inc.	5,635	226,189
Unibanco-Uniao de Bancos Brasileiros S.A., ADR	7,345	463,323
UniCredito Italiano S.p.A.	43,027	105,121
Wells Fargo & Co.	25,850	880,193

		$10,323,705
Medical & Health Technology & Services - 1.3%
AmerisourceBergen Corp.	5,030	$157,288
Athena Health, Inc. (a)	2,140	65,484
DaVita, Inc. (a)	2,450	139,037
Diagnosticos da America S.A.	900	10,427
Express Scripts, Inc. (a)	1,310	79,399
Genoptix, Inc. (a)	1,620	54,173
Healthcare Services Group, Inc.	6,020	99,691
IDEXX Laboratories, Inc. (a)	6,820	239,996
IPC The Hospitalist Co., Inc. (a)	2,820	57,415
Laboratory Corp. of America Holdings (a)	1,500	92,235
LCA-Vision, Inc.	4,000	13,680
LifePoint Hospitals, Inc. (a)	790	18,936
Lincare Holdings, Inc. (a)	2,580	67,983
Medassets, Inc. (a)	7,830	112,987
Medco Health Solutions, Inc. (a)	1,880	71,346
MWI Veterinary Supply, Inc. (a)	7,420	256,955
Omnicare, Inc.	22,673	625,095
Patterson Cos., Inc. (a)	12,410	314,345
VCA Antech, Inc. (a)	7,800	141,180

		$2,617,652
Medical Equipment - 2.3%
ABIOMED, Inc. (a)	12,420	$181,084
Align Technology, Inc. (a)	4,240	29,383
AngioDynamics, Inc. (a)	2,970	37,422
AtriCure, Inc. (a)	4,230	27,368
Baxter International, Inc.	2,880	174,211
Boston Scientific Corp. (a)	10,250	92,557
C.R. Bard, Inc.	2,700	238,275
Cochlear Ltd.	3,613	137,502

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Medical Equipment - continued
Conceptus, Inc. (a)	16,960	$274,752
Cooper Cos., Inc.	10,414	171,623
Covidien Ltd.	9,560	423,412
DENTSPLY International, Inc.	2,630	79,899
Dexcom, Inc.	5,780	26,126
Essilor International S.A.	5,549	249,146
Fresenius Medical Care AG & Co. KGaA, IPS	3,055	195,505
Immucor, Inc. (a)	2,090	55,490
Insulet Corp. (a)	4,410	24,696
Medtronic, Inc.	9,261	373,496
Mindray Medical International Ltd., ADR	5,570	120,089
Miraca Holdings, Inc.	8,600	137,374
NuVasive, Inc. (a)	250	11,773
NxStage Medical, Inc. (a)	25,180	102,231
ResMed, Inc. (a)	6,400	219,264
St. Jude Medical, Inc. (a)	4,100	155,923
Stryker Corp.	1,880	100,505
Synthes, Inc.	900	116,204
Thermo Fisher Scientific, Inc. (a)	1,440	58,464
Waters Corp. (a)	660	28,908
Zimmer Holdings, Inc. (a)	16,048	745,109

		$4,587,791
Metals & Mining - 0.7%
Anglo American PLC	4,400	$108,483
BHP Billiton PLC	23,990	406,545
Cameco Corp.	4,350	70,557
Century Aluminum Co. (a)	6,800	85,476
Cliffs Natural Resources Inc.	7,058	190,495
Evraz Group S.A., GDR	1,868	29,117
Inmet Mining Corp.	4,503	101,059
Nucor Corp.	8,447	342,188
Nyrstar N.V.	5,638	17,491
Southern Copper Corp.	2,340	34,070
United States Steel Corp.	1,660	61,221

		$1,446,702
Natural Gas - Distribution - 0.7%
Equitable Resources, Inc.	5,700	$197,847
GDF Suez (a)	5,600	249,356
Piedmont Natural Gas Co., Inc.	2,520	82,958
Questar Corp.	13,374	460,868
Sempra Energy	4,500	191,655

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Natural Gas - Distribution - continued
Southern Union Co. (a)	5,470	$94,193
Tokyo Gas Co. Ltd.	47,000	204,717

		$1,481,594
Natural Gas - Pipeline - 0.8%
El Paso Corp.	41,601	$403,530
Williams Cos., Inc.	53,851	1,129,255

		$1,532,785
Network & Telecom - 1.2%
Cavium Networks, Inc. (a)	2,790	$35,545
Ciena Corp. (a)	5,240	50,356
Cisco Systems, Inc. (a)	32,452	576,672
F5 Networks, Inc. (a)	1,540	38,223
Juniper Networks, Inc. (a)	4,466	83,693
NICE Systems Ltd., ADR (a)	14,790	330,704
Nokia Corp., ADR	12,110	183,830
Nokia Oyj	25,850	394,291
Polycom, Inc. (a)	3,210	67,442
QLogic Corp. (a)	15,375	184,808
QUALCOMM, Inc.	4,530	173,318
Research in Motion Ltd. (a)	5,150	259,715

		$2,378,597
Oil Services - 1.6%
Acergy S.A.	18,772	$131,134
Baker Hughes, Inc.	736	25,723
Cal Dive International, Inc. (a)	7,520	63,995
Cameron International Corp. (a)	2,060	49,976
Dresser-Rand Group, Inc. (a)	5,940	133,056
Dril-Quip, Inc. (a)	830	20,501
Exterran Holdings, Inc. (a)	15,620	350,044
FMC Technologies, Inc. (a)	2,440	85,376
Fugro N.V.	4,946	178,943
Halliburton Co.	13,070	258,655
Helix Energy Solutions Group, Inc. (a)	28,720	303,283
Helmerich & Payne, Inc.	970	33,281
Nabors Industries Ltd. (a)	3,400	48,892
National Oilwell Varco, Inc. (a)	5,800	173,362
Natural Gas Services Group, Inc. (a)	1,510	20,007
Noble Corp.	15,460	497,967
Oceaneering International, Inc. (a)	2,400	67,608
Patterson-UTI Energy, Inc.	2,380	31,583

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Oil Services - continued
Saipem S.p.A.	12,997	$243,188
Schlumberger Ltd.	4,240	218,996
TETRA Technologies, Inc. (a)	13,800	96,048
Transocean, Inc. (a)	3,090	254,400
Vallourec S.A.	180	20,242

		$3,306,260
Other Banks & Diversified Financials - 1.6%
Aeon Credit Service Co. Ltd.	26,200	$284,636
Akbank T.A.S.	460	1,586
Anglo Irish Bank Corp. PLC	41,682	131,785
Anglo Irish Bank Corp. PLC	12,130	39,396
Bangkok Bank Public Co. Ltd.	18,200	37,043
Bank of Cyprus Public Co. Ltd.	26,170	137,637
CapitalSource, Inc., REIT	6,740	49,876
Center Financial Corp.	10,600	109,180
Chiba Bank Ltd.	63,000	306,681
China Construction Bank	291,000	141,436
City National Corp.	765	40,950
CSU Cardsystem S.A. (a)	8,980	8,829
Dah Sing Financial Group	11,600	28,686
DNB Holding A.S.A.	15,000	86,593
East West Bancorp, Inc.	4,230	73,390
Encore Bancshares, Inc. (a)	3,341	55,761
Grupo Financiero Banorte S.A. de C.V.	42,500	77,915
Hachijuni Bank Ltd.	14,000	68,467
ING Groep N.V.	10,330	95,257
Joyo Bank Ltd.	16,000	75,055
New York Community Bancorp, Inc.	9,205	144,150
Northern Trust Corp.	3,022	170,169
PT Bank Rakyat Indonesia (Persero) Tbk	171,000	55,273
Sapporo Hokuyo Holdings, Inc.	7	30,683
Shinhan Financial Group Co. Ltd.	3,160	79,442
Siam City Bank Public Co. Ltd. (a)	145,800	27,870
Signature Bank (a)	1,490	48,544
SNS REAAL Groep N.V.	16,006	119,122
Sovereign Bancorp, Inc. (a)	22,230	64,467
TCF Financial Corp.	11,480	203,655
Unione di Banche Italiane Scpa	22,414	377,438
Viewpoint Financial Group	9,650	164,050

		$3,335,022

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Personal Computers & Peripherals - 0.5%
NetApp, Inc. (a)	26,410	$357,327
Nuance Communications, Inc. (a)	59,920	548,268
Western Digital Corp. (a)	9,800	161,700

		$1,067,295
Pharmaceuticals - 5.3%
Abbott Laboratories	6,720	$370,608
Allergan, Inc. (a)	13,224	524,596
Astellas Pharma, Inc.	13,800	564,168
Bayer AG	6,120	336,659
Bristol-Myers Squibb Co.	18,910	388,601
Cadence Pharmaceuticals, Inc. (a)	3,730	24,357
Endo Pharmaceuticals Holdings, Inc. (a)	4,180	77,330
Genomma Lab Internacional S.A., “B” (a)	22,100	22,328
GlaxoSmithKline PLC	20,540	395,681
Hisamitsu Pharmaceutical Co., Inc.	5,800	242,471
Inspire Pharmaceuticals, Inc. (a)	5,040	18,446
Johnson & Johnson	9,780	599,905
Merck & Co., Inc.	57,118	1,767,802
Merck KGaA	5,710	506,381
Novartis AG	17,700	895,419
Novo Nordisk A/S, “B”	7,250	388,096
Pfizer, Inc.	28,870	511,288
Roche Holding AG	9,780	1,496,983
Schering-Plough Corp.	30,880	447,451
Sepracor, Inc. (a)	3,940	52,481
Synta Pharmaceuticals Corp. (a)	2,690	19,045
Tanabe Seiyaku Co. Ltd.	12,000	124,373
Teva Pharmaceutical Industries Ltd., ADR	2,700	115,776
United Therapeutics Corp. (a)	2,030	177,077
Wyeth	19,260	619,787

		$10,687,109
Pollution Control - 0.2%
Allied Waste Industries, Inc. (a)	19,531	$203,513
Waste Management, Inc.	6,588	205,743

		$409,256
Precious Metals & Minerals - 0.1%
Paladin Resources Ltd. (a)	30,009	$46,533
Teck Cominco Ltd., “B”	10,300	102,547

		$149,080

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Printing & Publishing - 0.1%
McGraw-Hill Cos., Inc.	1,960	$52,606
Morningstar, Inc. (a)	510	19,094
MSCI, Inc., “A” (a)	3,440	59,306
Reed Elsevier PLC, ADR	10,551	92,542
Wolters Kluwer N.V.	3,850	68,206

		$291,754
Railroad & Shipping - 0.5%
Burlington Northern Santa Fe Corp.	810	$72,139
East Japan Railway Co.	51	362,410
Kirby Corp. (a)	3,880	133,162
Union Pacific Corp.	7,390	493,430

		$1,061,141
Real Estate - 0.7%
American Capital Agency Corp., REIT	8,200	$152,520
Apartment Investment & Management, “A”, REIT	7,256	106,155
BRE Properties, Inc., REIT	1,320	45,949
CapitaLand Ltd., REIT	63,000	124,433
Deutsche Wohnen AG, REIT (a)	2,760	25,550
DiamondRock Hospitality Co., REIT	10,580	54,804
Equity Residential, REIT	6,642	232,005
Host Hotels & Resorts, Inc., REIT	7,108	73,497
Kilroy Realty Corp., REIT	6,180	198,687
Mack-Cali Realty Corp., REIT	9,793	222,497
Sino Land Co. Ltd.	100,000	85,750
Yanlord Land Group Ltd.	160,000	81,223

		$1,403,070
Restaurants - 0.7%
Brinker International, Inc.	3,133	$29,137
Darden Restaurants, Inc.	23,885	529,530
McCormick & Schmick’s Seafood Restaurant, Inc. (a)	7,490	36,626
McDonald’s Corp.	6,160	356,849
P.F. Chang’s China Bistro, Inc. (a)	2,320	47,467
Peet’s Coffee & Tea, Inc. (a)	1,680	37,733
Red Robin Gourmet Burgers, Inc. (a)	10,740	163,141
Texas Roadhouse, Inc., “A” (a)	15,020	105,440
YUM! Brands, Inc.	5,010	145,340

		$1,451,263
Special Products & Services - 0.0%
Heckmann Corp. (a)	12,880	$96,342

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Specialty Chemicals - 1.4%
Air Products & Chemicals, Inc.	3,330	$193,573
Airgas, Inc.	6,030	231,311
Akzo Nobel N.V.	17,614	732,930
Altana AG	3,020	33,295
Clariant Ltd.	5,059	31,568
L’Air Liquide S.A.	1,333	114,893
Linde AG	5,770	477,741
Methanex Corp.	3,599	42,432
Methanex Corp.	470	5,338
Praxair, Inc.	9,100	592,865
Shin-Etsu Chemical Co. Ltd.	2,400	125,598
Symrise AG	16,017	198,174
Valspar Corp.	3,040	62,168

		$2,841,886
Specialty Stores - 1.8%
Abercrombie & Fitch Co., “A”	3,740	$108,310
Advance Auto Parts, Inc.	820	25,584
Amazon.com, Inc. (a)	800	45,792
AnnTaylor Stores Corp. (a)	18,510	232,671
Citi Trends, Inc. (a)	7,890	132,000
Ctrip.com International Ltd., ADR	2,180	66,664
Dick’s Sporting Goods, Inc. (a)	12,710	194,717
Dufry South America Ltd., BDR	1,040	6,432
Esprit Holdings Ltd.	34,300	192,558
Industria de Diseno Textile S.A.	9,060	306,076
J. Crew Group, Inc. (a)	2,040	41,310
Kingfisher PLC	47,220	86,633
Lowe’s Cos., Inc.	10,760	233,492
Lumber Liquidators, Inc. (a)	6,870	57,227
Monro Muffler Brake, Inc.	2,020	43,491
NEXT PLC	11,917	202,143
Nordstrom, Inc.	9,960	180,176
O’Reilly Automotive, Inc. (a)	12,090	327,760
Pier 1 Imports, Inc. (a)	36,700	50,646
Praktiker Bau-und Heimwerkermaerkte Holding AG	3,000	23,895
Ross Stores, Inc.	3,430	112,127
Staples, Inc.	23,270	452,136
Tiffany & Co.	8,560	234,972
Urban Outfitters, Inc. (a)	7,087	154,071
Zumiez, Inc. (a)	11,940	116,534

		$3,627,417

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Telecommunications - Wireless - 1.2%
America Movil S.A.B. de C.V., “L”, ADR	13,990	$432,851
Cellcom Israel Ltd.	600	17,676
KDDI Corp.	73	436,129
MTN Group Ltd.	8,490	95,810
NII Holdings, Inc. “B” (a)	1,230	31,685
Rogers Communications, Inc., “B”	9,740	282,753
Rogers Communications, Inc., “B”	7,910	230,102
SmarTone Telecommunications Holdings Ltd.	40,000	31,065
Vodafone Group PLC	470,740	906,724

		$2,464,795
Telephone Services - 1.8%
AT&T, Inc.	42,980	$1,150,575
China Unicom Ltd.	74,000	106,586
Embarq Corp.	12,970	389,100
Qwest Communications International, Inc.	34,991	100,074
Royal KPN N.V.	22,632	318,450
Telefonica S.A.	36,990	684,211
Telekom Austria AG	8,428	104,611
Telenor A.S.A.	17,099	101,829
Verizon Communications, Inc.	23,210	688,641
Virgin Media, Inc.	16,300	93,888

		$3,737,965
Tobacco - 1.5%
Altria Group, Inc.	19,957	$382,975
Japan Tobacco, Inc.	51	181,093
Lorillard, Inc.	11,589	763,252
Philip Morris International, Inc.	37,045	1,610,346
Swedish Match AB	11,365	156,675

		$3,094,341
Trucking - 0.9%
FedEx Corp.	5,430	$354,959
J.B. Hunt Transport Services, Inc.	10,920	310,456
Landstar System, Inc.	2,810	108,438
Old Dominion Freight Lines, Inc. (a)	4,390	133,193
TNT N.V.	15,956	334,059
United Parcel Service, Inc., “B”	1,550	81,809
Yamato Holdings Co. Ltd.	44,000	483,930

		$1,806,844

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Common Stocks - continued
Utilities - Electric Power - 2.1%
Allegheny Energy, Inc.		6,700	$202,005
American Electric Power Co., Inc.		9,230	301,175
CEZ AS		2,680	116,191
CMS Energy Corp.		15,520	159,080
Dominion Resources, Inc.		9,680	351,190
DPL, Inc.		1,230	28,056
Drax Group PLC		5,870	54,569
E.ON AG		18,499	706,046
Edison International		7,130	253,757
Entergy Corp.		1,390	108,489
FirstEnergy Corp.		5,725	298,616
FPL Group, Inc.		4,870	230,059
Northeast Utilities		7,130	160,853
NRG Energy, Inc. (a)		12,851	298,786
Pepco Holdings, Inc.		2,271	46,896
PG&E Corp.		14,457	530,138
PPL Corp.		8,110	266,170
Public Service Enterprise Group, Inc. (a)		3,390	95,429

			$4,207,505
Total Common Stocks (Identified Cost, $210,690,848)			$160,403,582

Bonds - 0.3%
International Market Sovereign - 0.3%
Royal Bank of Scotland, 5.972%, 2009 (Identified Cost, $730,430)	GBP	350,000	$655,516

Warrants - 0.1%
Computer Software - Systems - 0.0%
Merrill Lynch International & Co. (HCL Technologies Ltd. - Zero Strike Warrant (1 share for 1 warrant)) (a)(n)		4,880	$17,017

Other Banks & Diversified Financials - 0.1%
Merrill Lynch International & Co. (Housing Development - Zero Strike Warrant (1 share for 1 warrant)) (a)(n)		5,241	$192,349

Utilities - Electric Power - 0.0%
Merrill Lynch International & Co. (NTPC Ltd. - Zero Strike Warrant (1 share for 1 warrant) (a)(n)		13,870	$39,419
Total Warrants (Identified Cost, $368,369)			$248,785

Portfolio of Investments – continued

Money Market Funds (v) - 3.4%
Issuer	Shares/Par	Value ($)

MFS Institutional Money Market Portfolio, 0.93%, at Cost and Net Asset Value	6,782,337	$6,782,337

Issuer/Expiration Date/Strike Price	Number of Contracts
Put Options Purchased - 0.0%
Aeropostale, Inc. - January 2009 @ $40 (a)	5	$7,890
Costco Wholesale Corp. - January 2009 @ $65 (a)	10	10,700
Total Put Options Purchased (Premiums Paid, $8,830)		$18,590
Total Investments (Identified Cost, $218,580,814) (k)		$168,108,810

Other Assets, Less Liabilities - 17.3%		35,267,427
Net Assets - 100.0%		$203,376,237

(a)	Non-income producing security.
(k)	As of October 31, 2008, the fund held securities fair valued in a accordance with the policies adopted by the Board of Trustees, aggregating $38,608,974 and 22.97% of market value. An independent pricing service provided an evaluated bid for 0.39% of the market value.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $248,785, representing 0.1% of net assets.
(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depository Receipt
BDR	Brazilian Depository Receipt
GDR	Global Depository Receipt
IEU	International Equity Unit
IPS	International Preference Stock
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	Korean Won
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	Taiwan Dollar

Portfolio of Investments – continued

Derivative Contracts at 10/31/08

Forward Foreign Currency Exchange Contracts at 10/31/08

Type	Currency	Contracts to Deliver/Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Appreciation
SELL	AUD	12,765,000	11/25/08	$11,003,430	$8,465,111	$2,538,319
SELL	BRL	4,440,000	12/18/08	2,274,590	2,018,915	255,675
BUY	CAD	5,030,000	12/18/08	3,977,794	4,172,658	194,864
SELL	CAD	20,545,000	12/18/08	19,319,197	17,043,193	2,276,004
SELL	CHF	18,189,040	11/25/08-1/21/09	16,099,099	15,700,696	398,403
BUY	EUR	3,077,865	1/21/09	3,872,467	3,915,383	42,916
SELL	EUR	45,230,000	11/25/08	66,054,924	57,603,571	8,451,353
BUY	GBP	2,499,972	1/21/09	3,963,205	4,007,030	43,825
SELL	GBP	13,695,000	1/21/09	23,611,550	21,950,757	1,660,793
SELL	HKD	3,665,000	1/21/09	472,833	472,793	40
BUY	JPY	141,300,000	11/25/08	1,385,964	1,435,446	49,482
SELL	NZD	3,810,000	1/21/09	2,306,155	2,197,989	108,166
BUY	PLN	8,445,000	1/21/09	2,753,850	3,037,466	283,616
SELL	PLN	8,445,000	1/21/09	3,127,315	3,037,466	89,849
SELL	TWD	104,400,000	12/18/08	3,204,094	3,179,567	24,527

						$16,417,832

Depreciation
BUY	AUD	9,165,000	11/25/08-12/18/08	$6,802,643	$6,073,548	$(729,095)
BUY	BRL	2,880,000	12/18/08	1,476,396	1,309,566	(166,830)
BUY	CAD	9,374,547	12/18/08	8,233,215	7,776,695	(456,520)
BUY	CHF	22,250,000	1/21/09	19,653,741	19,212,837	(440,904)
SELL	CHF	4,645,000	11/25/08	3,982,047	4,006,314	(24,267)
BUY	EUR	11,050,757	11/25/08	14,724,766	14,073,912	(650,854)
SELL	EUR	2,201,512	1/21/09	2,753,850	2,800,565	(46,715)
BUY	GBP	3,430,000	1/21/09	5,676,901	5,497,707	(179,194)
SELL	JPY	1,256,821,125	11/25/08-12/18/08	12,153,766	12,774,655	(620,889)
BUY	KRW	2,484,000,000	12/18/08	1,944,423	1,937,831	(6,592)
BUY	MYR	12,538,000	12/18/08	3,619,515	3,529,491	(90,024)
BUY	NZD	3,810,000	11/25/08	2,683,977	2,212,810	(471,167)
BUY	SEK	122,850,000	12/18/08	18,259,052	15,814,407	(2,444,645)
BUY	SGD	4,710,000	1/21/09	3,192,170	3,185,922	(6,248)
SELL	SGD	6,035,000	1/21/09	4,020,733	4,082,174	(61,441)
BUY	TWD	399,400,000	12/18/08	12,419,154	12,163,975	(255,179)

						$(6,650,564)

Portfolio of Investments – continued

Futures contracts outstanding at 10/31/08

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
AEX 25 Index (Long)	EUR	215	$14,877,105	Nov-08	$(370,715)
Australian Bond 10 yr (Long)	AUD	238	16,818,655	Dec-08	519,765
Australian SPI 200 (Short)	AUD	135	9,040,079	Dec-08	1,859,852
CAC 40 Index (Short)	EUR	21	932,954	Nov-08	41,288
Canadian Bond 10 yr (Short)	CAD	148	14,389,878	Dec-08	218,500
Canadian S&P/TSX 60 Index Fund (Short)	CAD	163	15,987,605	Dec-08	5,171,518
DAX Index (Short)	EUR	35	5,643,175	Dec-08	1,242,175
DJ Euro Stoxx 50 (Short)	EUR	97	3,201,421	Dec-08	737,261
E-mini S&P MidCap 400 (Short)	USD	219	12,447,960	Dec-08	4,711,047
FTSE 100 Index (Long)	GBP	221	15,507,567	Dec-08	(3,130,477)
FTSE/JSE Top 40 Index (Short)	ZAR	124	2,531,648	Dec-08	532,572
Hang Seng Index (Short)	HKD	50	4,540,834	Nov-08	(898,426)
IBEX 35 (Long)	EUR	12	1,406,396	Nov-08	(126,960)
MSCI Singapore Free Index (Short)	SGD	82	2,422,413	Nov-08	(439,277)
MSCI Taiwan Index (Long)	USD	142	2,681,560	Nov-08	558,836
Nikkei 225 Index (Long)	JPY	112	9,701,433	Dec-08	(3,697,702)
OMX Index (Short)	SEK	278	2,318,449	Nov-08	252,909
Russell 2000 Index (Short)	USD	254	13,644,880	Dec-08	4,263,756
S&P 500 Future (Short)	USD	70	16,927,750	Dec-08	5,094,880
S&P/MIB Index (Long)	EUR	43	5,849,049	Dec-08	(1,623,319)
Topix Index (Short)	JPY	116	10,154,933	Dec-08	3,888,711
U.S. Treasury Note 10 yr (Short)	USD	67	7,576,234	Dec-08	152,046

					$18,958,240

As of October 31, 2008, the fund segregated $18,893,740 as cash collateral for open futures contracts.

Swap Agreements at 10/31/08

Expiration	Notional Amount			Counterparty	Cash Flows to Receive	Cash Flows to Pay	Value
Interest Rate Swaps
9/03/18	CHF	3,500,000	(a)	JPMorgan Chase Bank	6-Month LIBOR	3.25% (fixed rate)	$55,899
9/26/18	GBP	16,000,000		Citibank	6-Month LIBOR	5.15% (fixed rate)	(589,686)
9/30/18	USD	22,000,000		Merrill Lynch Capital Services	3-Month LIBOR	4.52% (fixed rate)	(96,078)
9/28/18	EUR	18,000,000		JPMorgan Chase Bank	4.808% (fixed rate)	6-Month LIBOR	515,683
10/01/18	JPY	3,250,000,000		JPMorgan Chase Bank	6-Month LIBOR	1.7225% (fixed rate)	(496,821)
10/25/37	JPY	245,000,000	(b)	Morgan Stanley Capital Services, Inc.	6-Month LIBOR	2.46% (fixed rate)	(268,857)
10/26/37	GBP	3,500,000	(c)	Citibank	6-Month LIBOR	4.75% (fixed rate)	(413,855)

Portfolio of Investments – continued

Expiration	Notional Amount			Counterparty	Cash Flows to Receive	Cash Flows to Pay	Value
10/25/37	GBP	1,500,000	(d)	Morgan Stanley Capital Services, Inc.	6-Month LIBOR	4.75% (fixed rate)	$(171,017)
10/25/37	GBP	3,500,000	(e)	Citibank	3.50% (fixed rate)	UK Retail Price Index	(307,039)
10/25/37	GBP	1,000,000	(f)	JPMorgan Chase Bank	3.50% (fixed rate)	UK Retail Price Index	(57,322)
10/25/37	GBP	750,000	(g)	Merrill Lynch Capital Services	3.50% (fixed rate)	UK Retail Price Index	(42,991)
10/25/37	GBP	2,000,000	(h)	Deutsche Bank	3.50% (fixed rate)	UK Retail Price Index	(114,643)
10/25/37	GBP	1,000,000	(i)	Morgan Stanley Capital Services, Inc.	6-Month LIBOR	4.75% (fixed rate)	(113,980)
4/01/38	GBP	1,500,000	(j)	JPMorgan Chase Bank	6-Month LIBOR	4.6875% (fixed rate)	(148,108)
4/01/38	GBP	4,000,000	(k)	Merrill Lynch Capital Services	6-Month LIBOR	4.6875% (fixed rate)	(392,075)
4/03/38	JPY	150,000,000	(l)	Merrill Lynch Capital Services	6-Month LIBOR	2.31875% (fixed rate)	(100,537)
4/05/38	JPY	185,000,000	(m)	JPMorgan Chase Bank	6-Month LIBOR	2.31875% (fixed rate)	(124,082)
8/05/38	GBP	3,000,000	(n)	Deutsche Bank	3.875% (fixed rate)	UK Retail Price Index	385,134
							$(2,480,375)

Credit Default Swaps
12/20/12	USD	3,430,000	(o)	Merrill Lynch International	3.75% (fixed rate)	(1)	$(576,061)
12/20/12	USD	3,920,000	(p)	JPMorgan Chase Bank	3.75% (fixed rate)	(1)	(658,764)
6/20/13	EUR	19,500,000	(q)	JPMorgan Chase Bank	6.50% (fixed rate)	(2)	(1,282,374)
6/20/13	USD	16,104,000	(r)	JPMorgan Chase Bank	1.55% (fixed rate)	(7)	(379,759)
6/20/13	USD	4,636,000	(s)	Merrill Lynch International	1.55% (fixed rate)	(7)	(109,524)
6/20/13	USD	1,800,000	(t)	Citibank	(4)	2.65% (fixed rate)	245,337
6/20/13	USD	3,250,000	(u)	Morgan Stanley Capital Services, Inc.	5.00% (fixed rate)	(5)	(489,579)
6/20/13	USD	5,500,000	(v)	Merrill Lynch International	5.00% (fixed rate)	(5)	(829,282)
6/20/13	USD	16,000,000	(w)	JPMorgan Chase Bank	5.00% (fixed rate)	(5)	(2,410,233)
12/20/13	USD	13,000,000	(x)	JPMorgan Chase Bank	5.00% (fixed rate)	(6)	(2,360,190)
12/20/13	EUR	2,000,000	(y)	JPMorgan Chase Bank	5.60% (fixed rate)	(3)	(188,965)
							$(9,039,394)

Portfolio of Investments – continued

(1)	Fund to pay notional amount upon a defined credit event by a reference obligation specified in the CDX.NA.HY.9 Index.
(2)	Fund to pay notional amount upon a defined credit event by a reference obligation specified in the ITRAXX EUR XOVER9 Index.
(3)	Fund to pay notional amount upon a defined credit event by a reference obligation specified in the ITRAXX EUR XOVER 10 Index.
(4)	Fund to receive notional amount upon a defined credit event by a reference obligation specified in the CDX.EM.9 Index.
(5)	Fund to pay notional amount upon a defined credit event by a reference obligation specified in the CDX.NA.HY.10 Index.
(6)	Fund to pay notional amount upon a defined credit event by a reference obligation specified in the CDX.NA.HY.11 Index.
(7)	Fund to pay notional amount upon a defined credit event by a reference obligation specified in the CDX.NA.IG.10 Index.
(a)	Net unamortized premiums paid by the fund amounted to $3,868.
(b)	Net unamortized premiums paid by the fund amounted to $1,959.
(c)	Net unamortized premiums paid by the fund amounted to $3,127.
(d)	Net unamortized premiums received by the fund amounted to $10,734.
(e)	Net unamortized premiums received by the fund amounted to $131,017.
(f)	Net unamortized premiums received by the fund amounted to $106,580.
(g)	Net unamortized premiums received by the fund amounted to $95,454.
(h)	Net unamortized premiums received by the fund amounted to $411,226.
(i)	Net unamortized premiums received by the fund amounted to $10,648.
(j)	Net unamortized premiums paid by the fund amounted to $52,593.
(k)	Net unamortized premiums received by the fund amounted to $276,179.
(l)	Net unamortized premiums paid by the fund amounted to $44,043.
(m)	Net unamortized premiums received by the fund amounted to $3,968.
(n)	Net unamortized premiums received by the fund amounted to $105,014.
(o)	Net unamortized premiums received by the fund amounted to $129,129.
(p)	Net unamortized premiums received by the fund amounted to $353,032.
(q)	Net unamortized premiums paid by the fund amounted to $1,215,401.
(r)	Net unamortized premiums paid by the fund amounted to $122,054.
(s)	Net unamortized premiums paid by the fund amounted to $54,804.
(t)	Net unamortized premiums received by the fund amounted to $21,798.
(u)	Net unamortized premiums received by the fund amounted to $136,250.
(v)	Net unamortized premiums received by the fund amounted to $93,658.
(w)	Net unamortized premiums received by the fund amounted to $1,135,302.
(x)	Net unamortized premiums received by the fund amounted to $2,154,028.
(y)	Net unamortized premiums received by the fund amounted to $45,578.

At October 31, 2008, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/08

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $211,798,477)	$161,326,473
Underlying funds, at cost and value	6,782,337
Total investments, at value (identified cost, $218,580,814)		$168,108,810
Restricted cash	33,215,415
Foreign currency, at value (identified cost, $1,391,314)	1,357,978
Receivable for forward foreign currency exchange contracts	16,417,832
Receivable for daily variation margin on open futures contracts	725,706
Receivable for investments sold	4,642,315
Receivable for fund shares sold	1,603,330
Interest and dividends receivable	235,441
Receivable from investment adviser	234,666
Swaps, at value (net unamortized premiums received, $122,944)	1,202,053
Total assets		$227,743,546
Liabilities
Payable to custodian	$93,028
Payable for forward foreign currency exchange contracts	6,650,564
Payable for investments purchased	4,121,489
Payable for fund shares reacquired	458,536
Swaps, at value (net unamortized premiums received, $3,598,802)	12,721,822
Payable to affiliates
Management fee	9,710
Shareholder servicing costs	22,438
Distribution and service fees	5,271
Administrative services fee	230
Payable for independent trustees’ compensation	113
Accrued expenses and other liabilities	284,108
Total liabilities		$24,367,309
Net assets		$203,376,237
Net assets consist of
Paid-in capital	$237,867,884
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(29,595,676)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(11,716,707)
Undistributed net investment income	6,820,736
Net assets		$203,376,237
Shares of beneficial interest outstanding		19,479,738

Statement of Assets and Liabilities – continued

Class A shares
Net assets	$142,604,542
Shares outstanding	13,643,280
Net asset value per share		$10.45
Offering price per share (100/94.25 × net asset value per share)		$11.09
Class B shares
Net assets	$8,908,989
Shares outstanding	856,375
Net asset value and offering price per share		$10.40
Class C shares
Net assets	$39,367,886
Shares outstanding	3,787,214
Net asset value and offering price per share		$10.39
Class I shares
Net assets	$92,480
Shares outstanding	8,824
Net asset value, offering price, and redemption price per share		$10.48
Class W shares
Net assets	$10,982,286
Shares outstanding	1,048,480
Net asset value, offering price, and redemption price per share		$10.47
Class R1 shares
Net assets	$99,193
Shares outstanding	9,543
Net asset value, offering price, and redemption price per share		$10.39
Class R2 shares (formerly Class R3 shares)
Net assets	$92,705
Shares outstanding	8,880
Net asset value, offering price, and redemption price per share		$10.44
Class R3 shares (formerly Class R4 shares)
Net assets	$92,157
Shares outstanding	8,809
Net asset value, offering price, and redemption price per share		$10.46
Class R4 shares (formerly Class R5 shares)
Net assets	$1,135,999
Shares outstanding	108,333
Net asset value, offering price, and redemption price per share		$10.49

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/08 (c)

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$1,876,997
Interest	210,998
Dividends from underlying funds	244,049
Foreign taxes withheld	(70,069)
Total investment income		$2,261,975
Expenses
Management fee	$957,364
Distribution and service fees	477,490
Shareholder servicing costs	70,714
Administrative services fee	24,098
Independent trustees’ compensation	1,641
Custodian fee	642,378
Shareholder communications	38,175
Auditing fees	34,517
Legal fees	43,895
Miscellaneous	97,683
Total expenses		$2,387,955
Fees paid indirectly	(656)
Reduction of expenses by investment adviser	(782,025)
Net expenses		$1,605,274
Net investment income		$656,701
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions (net of $205 country tax)	$(22,220,311)
Written option transactions	7,089
Futures contracts	10,740,794
Swap transactions	2,931,042
Foreign currency transactions	4,443,381
Net realized gain (loss) on investments and foreign currency transactions		$(4,098,005)
Change in unrealized appreciation (depreciation)
Investments	$(50,472,004)
Futures contracts	18,958,240
Swap transactions	(7,798,023)
Translation of assets and liabilities in foreign currencies	9,716,111
Net unrealized gain (loss) on investments and foreign currency translation		$(29,595,676)
Net realized and unrealized gain (loss) on investments and foreign currency		$(33,693,681)
Change in net assets from operations		$(33,036,980)

(c)	For the period from the commencement of the fund’s investment operations December 20, 2007, through the stated period end.

See Notes to Financial Statements

Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Year ended 10/31/08 (c)
Change in net assets
From operations
Net investment income	$656,701
Net realized gain (loss) on investments and foreign currency transactions	(4,098,005)
Net unrealized gain (loss) on investments and foreign currency translation	(29,595,676)
Change in net assets from operations	$(33,036,980)
Distributions declared to shareholders
From net investment income
Class A	$(38,801)
Class B	(118)
Class C	(118)
Class I	(183)
Class W	(177)
Class R1	(118)
Class R2 (formerly Class R3)	(150)
Class R3 (formerly Class R4)	(167)
Class R4 (formerly Class R5)	(183)
Total distributions declared to shareholders	$(40,015)
Change in net assets from fund share transactions	$236,453,232
Total change in net assets	$203,376,237
Net assets
At end of period (including undistributed net investment income of $6,820,736)	$203,376,237

(c)	For the period from the commencement of the fund’s investment operations, December 20, 2007, through the stated period end.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended 10/31
	2008 (c)
Net asset value, beginning of period	$12.00
Income (loss) from investment operations
Net investment income (d)	$0.07
Net realized and unrealized gain (loss) on investments and foreign currency	(1.61)
Total from investment operations	$(1.54)
Less distributions declared to shareholders
From net investment income	$(0.01)
Net asset value, end of period	$10.45
Total return (%) (r)(s)(t)	(12.85	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.12	(a)
Expenses after expense reductions (f)	1.41	(a)
Net investment income	0.64	(a)
Portfolio turnover	92
Net assets at end of period (000 Omitted)	$142,605

Class B	Year ended 10/31
	2008 (c)
Net asset value, beginning of period	$12.00
Income (loss) from investment operations
Net investment income (d)	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(1.62)
Total from investment operations	$(1.59)
Less distributions declared to shareholders
From net investment income	$(0.01)
Net asset value, end of period	$10.40
Total return (%) (r)(s)(t)	(13.28	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.82	(a)
Expenses after expense reductions (f)	2.06	(a)
Net investment income	0.25	(a)
Portfolio turnover	92
Net assets at end of period (000 Omitted)	$8,909

See Notes to Financial Statements

Financial Highlights – continued

Class C	Year ended 10/31
	2008 (c)
Net asset value, beginning of period	$12.00
Income (loss) from investment operations
Net investment income (d)	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(1.64)
Total from investment operations	$(1.60)
Less distributions declared to shareholders
From net investment income	$(0.01)
Net asset value, end of period	$10.39
Total return (%) (r)(s)(t)	(13.37	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.91	(a)
Expenses after expense reductions (f)	2.06	(a)
Net investment income	0.37	(a)
Portfolio turnover	92
Net assets at end of period (000 Omitted)	$39,368

Class I	Year ended 10/31
	2008 (c)
Net asset value, beginning of period	$12.00
Income (loss) from investment operations
Net investment income (d)	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(1.57)
Total from investment operations	$(1.51)
Less distributions declared to shareholders
From net investment income	$(0.01)
Net asset value, end of period	$10.48
Total return (%) (r)(s)	(12.59	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	(a)
Expenses after expense reductions (f)	1.06	(a)
Net investment income	0.58	(a)
Portfolio turnover	92
Net assets at end of period (000 Omitted)	$92

See Notes to Financial Statements

Financial Highlights – continued

Class W	Year ended 10/31
	2008 (c)
Net asset value, beginning of period	$12.00
Income (loss) from investment operations
Net investment income (d)	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	(1.66)
Total from investment operations	$(1.52)
Less distributions declared to shareholders
From net investment income	$(0.01)
Net asset value, end of period	$10.47
Total return (%) (r)(s)	(12.67	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.11	(a)
Expenses after expense reductions (f)	1.16	(a)
Net investment income	1.43	(a)
Portfolio turnover	92
Net assets at end of period (000 Omitted)	$10,982

Class R1	Year ended 10/31
	2008 (c)
Net asset value, beginning of period	$12.00
Income (loss) from investment operations
Net investment loss (d)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.56)
Total from investment operations	$(1.60)
Less distributions declared to shareholders
From net investment income	$(0.01)
Net asset value, end of period	$10.39
Total return (%) (r)(s)	(13.37	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.65	(a)
Expenses after expense reductions (f)	2.06	(a)
Net investment loss	(0.40	)(a)
Portfolio turnover	92
Net assets at end of period (000 Omitted)	$99

See Notes to Financial Statements

Financial Highlights – continued

Class R2 (formerly Class R3)	Year ended 10/31
	2008 (c)
Net asset value, beginning of period	$12.00
Income (loss) from investment operations
Net investment income (d)	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(1.56)
Total from investment operations	$(1.55)
Less distributions declared to shareholders
From net investment income	$(0.01)
Net asset value, end of period	$10.44
Total return (%) (r)(s)	(12.93	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.15	(a)
Expenses after expense reductions (f)	1.56	(a)
Net investment income	0.08	(a)
Portfolio turnover	92
Net assets at end of period (000 Omitted)	$93

Class R3 (formerly Class R4)	Year ended 10/31
	2008 (c)
Net asset value, beginning of period	$12.00
Income (loss) from investment operations
Net investment income (d)	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(1.56)
Total from investment operations	$(1.53)
Less distributions declared to shareholders
From net investment income	$(0.01)
Net asset value, end of period	$10.46
Total return (%) (r)(s)	(12.76	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.90	(a)
Expenses after expense reductions (f)	1.31	(a)
Net investment income	0.33	(a)
Portfolio turnover	92
Net assets at end of period (000 Omitted)	$92

See Notes to Financial Statements

Financial Highlights – continued

Class R4 (formerly Class R5)	Year ended 10/31
	2008 (c)
Net asset value, beginning of period	$12.00
Income (loss) from investment operations
Net investment income (d)	$0.14
Net realized and unrealized gain (loss) on investments and foreign currency	(1.64)
Total from investment operations	$(1.50)
Less distributions declared to shareholders
From net investment income	$(0.01)
Net asset value, end of period	$10.49
Total return (%) (r)(s)	(12.50	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.98	(a)
Expenses after expense reductions (f)	1.06	(a)
Net investment income	1.43	(a)
Portfolio turnover	92
Net assets at end of period (000 Omitted)	$1,136

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, December 20, 2007, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Diversified Target Return Fund (the fund) is a series of MFS Series Trust XV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by a third party pricing service on the market or exchange on which they are primarily traded. For securities held short for which there were no sales reported for the day, the position is generally valued at the last quoted daily ask quotation as reported by a third party pricing service on the market or exchange on which such securities are primarily traded. Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by a third party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as reported by a third party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as

Notes to Financial Statements – continued

reported by a third party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker-dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from a third party source. Futures contracts are generally valued at last posted settlement price as reported by a third party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by a third party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by a third party pricing service for proximate time periods. Swaps are generally valued at an evaluated bid as reported by a third party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third party pricing service may also be valued at a broker-dealer bid quotation. Values obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by a third party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign

Notes to Financial Statements – continued

markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser may rely on third party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund’s net asset value may differ from quoted or published prices for the same investments.

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the fund, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement in the fund’s financial statements.

Repurchase Agreements – The fund may enter into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Notes to Financial Statements – continued

Derivative Risk – The fund may invest in derivatives for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to gain market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost. Cash that has been segregated on behalf of certain derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. On some over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty. Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements.

FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities, effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, and FASB Staff Position (FSP) 133-1, effective for fiscal years and interim periods ending after November 15, 2008 (the “Standards”) were recently issued. These Standards provide enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Management is evaluating the application of the Standards to the fund, and has not at this time determined the impact, resulting from the adoption of these Standards on the fund’s financial statements.

Written Options – The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is

Notes to Financial Statements – continued

exercised, the premium reduces the cost basis of the security purchased by the fund. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund’s custodian in connection with these contracts.

Written Option Transactions

	Number of contracts	Premiums received
Outstanding, beginning of period	—	$—
Options written	556	54,032
Options closed	(529)	(52,021)
Options exercised	—	—
Options expired	(27)	(2,011)
Outstanding, end of period	—	$—

Purchased Options – The fund may purchase call or put options for a premium. Purchasing call options may be a hedge against an anticipated increase in the dollar cost of securities to be acquired or to increase the fund’s exposure to the underlying instrument. Purchasing put options may hedge against a decline in the value of portfolio securities. The premium paid is included as an investment in the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option. Premiums paid for purchased options which have expired are treated as realized losses on investments in the Statement of Operations. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security or financial instrument to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Futures Contracts – The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Upon entering into such contracts, the fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Notes to Financial Statements – continued

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the contract. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements – The fund may enter into swap agreements. A swap is an exchange of cash payments between the fund and another party. Net cash payments are exchanged at specified intervals and are recorded as a realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily and the change in value, including accruals of periodic amounts of interest to be paid or received, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the fund’s custodian in connection with these agreements. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include the possible lack of a liquid market, failure of the counterparty to perform under the terms of the agreements, and unfavorable market and interest rate movements of the underlying instrument.

The fund may hold interest rate swap agreements which involve the periodic exchange of cash flows, such as the exchange of fixed rate interest payments for floating rate interest payments based on a notional principal amount. The interest rates may be based on a specific financial index or the exchange of two

Notes to Financial Statements – continued

distinct floating rate payments. The fund may enter into an interest rate swap in order to manage its exposure to interest and foreign exchange rate fluctuations.

The fund may hold credit default swaps in which one party makes a stream of payments based on a fixed percentage applied to the notional amount to another party in exchange for the right to receive a specified return in the event of a default by a third party, such as a corporate issuer or foreign issuer, on its obligation. The fund may enter into credit default swaps to limit or to reduce its risk exposure to defaults of corporate and sovereign issuers or to create direct or synthetic short or long exposure to corporate debt securities or certain sovereign debt securities to which it is not otherwise exposed.

Indemnifications – Under the fund’s organizational documents, its officers and trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the period ended October 31, 2008, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains.

Notes to Financial Statements – continued

As a result, no provision for federal income tax is required. The fund adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“the Interpretation”) on the commencement of operations. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There was no impact resulting from the adoption of this Interpretation on the fund’s financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses, amortization and accretion of debt securities, wash sale loss deferrals, foreign currency transactions, derivative transactions, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the period from inception to fiscal year end is as follows:

10/31/08
Ordinary income (including any short-term capital gains)	$40,015

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/08
Cost of investments	$232,893,419
Gross appreciation	1,502,039
Gross depreciation	(66,286,648)
Net unrealized appreciation (depreciation)	$(64,784,609)
Undistributed ordinary income	6,388,104
Undistributed long-term capital gain	26,222,801
Other temporary differences	(2,317,943)

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. At the close of business on April 18, 2008, Class R3, Class R4, and Class R5 shares were renamed Class R2, Class R3, and Class R4 shares, respectively.

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1.5 billion of average daily net assets	0.75%
Average daily net assets in excess of $2.5 billion	0.65%

The management fee incurred for the period ended October 31, 2008 was equivalent to an annual effective rate of 0.90% of the fund’s average daily net assets.

MFS has engaged UBS Global Asset Management (Americas) Inc. (UBS) as a sub-adviser to the fund to manage the fund’s exposure to markets and currencies through the use of derivative instruments. MFS pays UBS a sub-advisory fee at the following annual rates:

First $1 billion of average daily net assets	0.28%
Next $1.5 billion of average daily net assets	0.185%
Average daily net assets in excess of $2.5 billion	0.16%

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual fund operating expenses do not exceed the following rates annually of the fund’s average daily net assets.

Class A	Class B	Class C	Class I	Class W	Class R1	Class R2 (formerly R3)	Class R3 (formerly R4)	Class R4 (formerly R5)
1.40%	2.05%	2.05%	1.05%	1.15%	2.05%	1.55%	1.30%	1.05%

This written agreement will continue through February 28, 2009 unless changed or rescinded by the fund’s Board of Trustees. For the period ended October 31, 2008, this reduction amounted to $781,470 and is reflected as a reduction of total expenses in the Statement of Operations.

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $146,468 for the period ended October 31, 2008, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate	Service Fee Rate	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	0.10%	0.25%	0.35%	0.35%	$294,775
Class B	0.75%	0.25%	1.00%	1.00%	43,998
Class C	0.75%	0.25%	1.00%	1.00%	132,227
Class W	0.10%	—	0.10%	0.10%	3,604
Class R1	0.75%	0.25%	1.00%	1.00%	1,657
Class R2 (formerly Class R3)	0.25%	0.25%	0.50%	0.50%	819
Class R3 (formerly Class R4)	—	0.25%	0.25%	0.25%	410
Total Distribution and Service Fees					$477,490

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class’ average daily net assets.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the period ended October 31, 2008 based on each class’ average daily net assets.

Certain Class A shares purchased prior to September 1, 2008 are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 12 months of purchase. Certain Class A shares purchased on or subsequent to September 1, 2008 are subject to a CDSC in the event of a shareholder redemption within 24 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the period ended October 31, 2008, were as follows:

Amount
Class A	$1,155
Class B	3,596
Class C	11,763

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the

Notes to Financial Statements – continued

fund’s Board of Trustees. For the period ended October 31, 2008, the fee was $30,214, which equated to 0.0284% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the period ended October 31, 2008, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $40,500.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on average daily net assets. The fund’s annual fixed amount is $17,500.

The administrative services fee incurred for the period ended October 31, 2008 was equivalent to an annual effective rate of 0.0227% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other MFS funds (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the period ended October 31, 2008, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $713 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $555, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

During the period ended October 31, 2008, the sub-adviser reimbursed the fund $197,295 for an operational issue. The proceeds of this reimbursement were used to purchase additional shares of the fund, which were distributed to impacted shareholders. This amount is included in paid in capital on the Statement of Assets and Liabilities.

Notes to Financial Statements – continued

The fund may invest in a money market fund managed by MFS which seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $322,675,133 and $92,992,302, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/08 (c)
	Shares	Amount
Shares sold
Class A	21,544,217	$256,987,081
Class B	1,459,326	17,312,734
Class C	4,154,127	49,214,364
Class I	16,667	200,232
Class W	1,253,601	15,067,869
Class R1	17,272	207,000
Class R2 (formerly Class R3)	16,667	200,000
Class R3 (formerly Class R4)	16,667	200,000
Class R4 (formerly Class R5)	121,821	1,426,707
	28,600,365	$340,815,987
Shares issued to shareholders in reinvestment of distributions
Class A	3,249	$38,801
Class B	10	118
Class C	10	118
Class I	15	183
Class W	15	177
Class R1	10	118
Class R2 (formerly Class R3)	12	150
Class R3 (formerly Class R4)	14	167
Class R4 (formerly Class R5)	15	183
	3,350	$40,015
Shares reacquired
Class A	(7,904,186)	$(90,942,969)
Class B	(602,961)	(6,703,277)
Class C	(366,923)	(4,038,244)
Class I	(7,858)	(91,000)
Class W	(205,136)	(2,203,452)
Class R1	(7,739)	(89,000)
Class R2 (formerly Class R3)	(7,799)	(90,000)
Class R3 (formerly Class R4)	(7,872)	(91,000)
Class R4 (formerly Class R5)	(13,503)	(153,828)
	(9,123,977)	$(104,402,770)

Notes to Financial Statements – continued

	Year ended 10/31/08 (c)
	Shares	Amount
Net change
Class A	13,643,280	$166,082,913
Class B	856,375	10,609,575
Class C	3,787,214	45,176,238
Class I	8,824	109,415
Class W	1,048,480	12,864,594
Class R1	9,543	118,118
Class R2 (formerly Class R3)	8,880	110,150
Class R3 (formerly Class R4)	8,809	109,167
Class R4 (formerly Class R5)	108,333	1,273,062
	19,479,738	$236,453,232

(c)	For the period from the commencement of the fund’s investment operations, December 20, 2007, through the stated period end.

(6)	Line of Credit

The fund and other funds managed by MFS participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other funds managed by MFS have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.30%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the period ended October 31, 2008, the fund’s commitment fee and interest expense were $347 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	253,216,923	(246,434,586)	6,782,337

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$244,049	$6,782,337

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust XV and the Shareholders of MFS Diversified Target Return Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Diversified Target Return Fund (one of the portfolios comprising MFS Series Trust XV) (the “Trust”) as of October 31, 2008, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from December 20, 2007 (commencement of operations) through October 31, 2008. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Diversified Target Return Fund as of October 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for the period from December 20, 2007 (commencement of operations) through October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2008

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of December 1, 2008, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (since March 2002); The Bank of New York, Director (finance), (March 2004 to May 2005); The Commonwealth of Massachusetts, Secretary of Economic Affairs (January 2002 to December 2002); Fidelity Investments, (investment advisor), Vice Chairman (until December 2001); Fidelity Management & Research Company (investment adviser), President (until July 2001); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEES
J. Atwood Ives (born 5/01/36)	Trustee and Chair of Trustees	February 1992	Private investor; KeySpan Corporation (energy related services), Director until 2004; Woodstock Corporation (investment advisory firm), Director until 2003
Robert E. Butler (n) (born 11/29/41)	Trustee	January 2006	Consultant – regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	August 1993	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
David H. Gunning (born 5/30/42)	Trustee	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Portman Limited (mining), Director (since 2005); Southwest Gas Corp. (natural gas distribution), Director (until May 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Retired; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
Lawrence T. Perera (born 6/23/35)	Trustee	July 1981	Hemenway & Barnes (attorneys), Counsel
J. Dale Sherratt (born 9/23/38)	Trustee	August 1993	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Partner (since 2006); Private investor; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004); The Travelers Companies (commercial property liability insurance), Director
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. Dwyer (k) (born 12/01/58)	President	November 2005	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 1, 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Director (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years & Other Directorships (j)
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)
Richard S. Weiztel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n)	In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust held a shareholders’ meeting in 2005 to elect Trustees, and

Trustees and Officers – continued

will hold a shareholders’ meeting at least once every five years thereafter, to elect Trustees. Messrs. Butler, Sherratt, Gutow, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2008, the Trustees served as board members of 100 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund and further information about the Trustees are available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 500 Boylston Street, Boston, MA 02116-3741	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116-3741	Deloitte & Touche LLP 200 Berkeley Street, Boston, MA 02116
Portfolio Managers
Tom Clarke
Curt Custard
Joseph Flaherty
Natalie Shapiro

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling
1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2008 income tax forms in January 2009. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $1,414,652 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 14.61% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Web site	Mailing address
mfs.com	MFS Service Center, Inc.
P.O. Box 55824
MFS TALK	Boston, MA 02205-5824
1-800-637-8255
24 hours a day	Overnight mail
MFS Service Center, Inc.
Account service and literature	c/o Boston Financial Data Services
30 Dan Road
Shareholders	Canton, MA 02021-2809
1-800-225-2606
8 a.m. to 8 p.m. Eastern time

Investment professionals
1-800-343-2829
8 a.m. to 8 p.m. Eastern time

Retirement plan services
1-800-637-1255
8 a.m. to 8 p.m. Eastern time

Go paperless with eDelivery: Arrange to have MFS® send prospectuses, reports, and proxies directly to your e-mail inbox. You’ll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

Sign up: If your account is registered with us, simply go to mfs.com, log in to your account via MFS® Access, and select the eDelivery sign-up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS Access, and eDelivery may not be available to you.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to a series of the Registrant (the series referred to as the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2008 and 2007*, audit fees billed to the Fund by D&T were as follows:

	Audit Fees
	2008	2007
Fees billed by D&T:
MFS Diversified Target Return Fund	26,960	0

For the fiscal years ended October 31, 2008 and 2007, fees billed by D&T for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2008	2007	2008	2007	2008	2007
Fees billed by D&T:
To MFS Diversified Target Return Fund	1,500	0	5,000	0	1,580	0
To MFS and MFS Related Entities of MFS Diversified Target Return Fund **	1,149,427	0	0	0	189,730	0

	2008		2007
Aggregate fees for non-audit services:
To MFS Diversified Target Return Fund, MFS and MFS Related Entities#	1,447,062		1,899,663

*	The Fund commenced operations on December 20, 2007.

**	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by D&T for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to sales tax refunds, consultation on internal cost allocations, consultation on allocation of monies pursuant to an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, analysis of certain portfolio holdings versus investment styles, review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services: To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XV

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date: December 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President (Principal Executive Officer)

Date: December 17, 2008

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 17, 2008

*	Print name and title of each signing officer under his or her signature.